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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 30, 2001



                                 AMEDISYS, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                                    --------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

             0-24260                                 11-3131700
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     (Commission File Number)           (I.R.S. Employer Identification No.)


                11100 Mead Road, Suite 300, Baton Rouge, LA 70816
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           (Address of principal executive offices including zip code)


                                 (225) 292-2031
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

                  On April 30, 2001, Amedisys, Inc., "the Company", issued a press release attached hereto as Exhibit 99.1 to announce that it has signed managed care contracts with both United Healthcare of Alabama and United Healthcare of Georgia.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements of Business Acquired.

              Not applicable.

         (b)  Pro Forma Financial Information.

              Not applicable.

         (c)  Exhibit
                No.                                                        Page

                99.1 (i) Press Release dated April 30, 2001 announcing
                         that the Company has signed managed care
                         contracts with both United Healthcare of
                         Alabama and United Healthcare of Georgia ......... A-1

                     (i) Filed herewith.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By: /s/ John M. Joffrion
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John M. Joffrion
Senior Vice President of Finance
Principal Accounting and Financial Officer

DATE: April 30, 2001